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CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH
THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. ASTERISKS DENOTE OMISSIONS.

                                                                   EXHIBIT 10.79

                                                                  EXECUTION COPY

                               @VENTURES III, L.P.

                        AMENDMENT TO MANAGEMENT CONTRACT

     THIS AMENDMENT dated as of June 7, 2002, to the Management Contract dated as of August 7, 1998 (the "Management Contract"), between @Ventures III, L.P., a Delaware limited partnership (the "Partnership"), and @Ventures Management, LLC, a Delaware limited liability company (the "Company"), shall be and become effective on the Amendment Effective Date (as that term is defined in the Agreement of Limited Partnership of the Partnership (as amended and in effect from time to time, the "Agreement").

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Partnership and the Company hereby agree to amend the Management Contract as follows:

1.   Amendment to Section 4.  Section 4 of the Management Contract is hereby
     ----------------------
amended by (a) deleting the last sentence thereof, and (b) by adding, at the end thereof, the following paragraph:

          "Notwithstanding the foregoing or any provision of this Contract to the contrary, with respect to all periods from and after February 1, 2002 through [***], the Company hereby waives [***] management fees; provided however, that if, pursuant to Section 11.1(1)(y) of the Agreement, the term of the Partnership is extended by the Limited Partners through [***] following a termination of @Ventures Expansion Fund, L.P. ("Expansion Fund") prior to [***], the Partnership shall pay to the Company a management fee equal to the amount of the management fee which would have been payable by Expansion Fund to @Ventures Expansion Management LLC for the period between the date of the termination of Expansion Fund and [***] (i.e., fees at an annualized rate of $[***], but reduced by amounts paid by Expansion Fund on account of periods preceding the date of termination of the Expansion Fund), any such fee to be payable in advance, in a lump sum, at the time specified in Section 11.1(1)(y) of the Agreement. If, pursuant to Section 11.1(1)(x) of the Agreement, the term of the Partnership is extended, the management fee for any such extension period payable to the Company shall be an amount mutually acceptable to the Company and the Partnership (any such Partnership approval to require the consent of Two-Thirds in Interest of the Limited Partners), but in no event shall such fees exceed $[***] per year, and any such management fee shall be payable in semi-annual installments on January 1 and July 1 of each year during the extension period."

2.   Amendment to Section 5.  Section 5 of the Management Contract is hereby
     ----------------------
amended by adding, at the end thereof, the following sentence:



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     "Notwithstanding the foregoing, any amount which, pursuant to this Section
     5, is to be retained by the Company and credited against the management fee payable by the Partnership in respect of any period from and after the Amendment Effective Date through [***], shall, if the Partnership is not at the time paying a management fee equal to or greater than such amount, instead be paid to the Partnership."

3.   Amendment to Section 6.  Section 6 of the Management Contract is hereby
     ----------------------
amended by adding, at the end thereof, the following sentence:

     "Notwithstanding any provision of the Agreement or this Contract to the contrary, this Contract shall automatically terminate on the last day of the Partnership term determined in accordance with Section 2.5 of the Agreement."

                            [Signature page follows.]


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          IN WITNESS WHEREOF, the Partnership and the Company have caused this
     Amendment be signed (in counterparts) as of the date first above written.

                                        @VENTURES III, L.P.

                                        By:  @Ventures Partners III, LLC,
                                             its general partner

                                        By: /s/ Peter H. Mills
                                            ---------------------

                                        Name: Peter H. Mills
                                              --------------------------
                                              Authorized Managing Member


                                        @VENTURES MANAGEMENT, LLC


                                        By: /s/ Peter H. Mills
                                            ------------------

                                        Name: /s/ Peter H. Mills
                                              ------------------
                                              Authorized Member

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